Exhibit 10.14

General Security Deed

31 May 2018

Vast Solar – General Security Deed

	7.3	Powers of Controller	11

	7.4	Nature of Controller’s Powers	13

	7.5	Status of Controller After Commencement of Winding Up	13

	7.6	Powers Exercisable by the Secured Party	14

8	Application & Receipts of Money		14

	8.1	Order of Application	14

	8.2	Money Actually Received	15

	8.3	Amounts Contingently Due	15

	8.4	Secured Party’s Statement of Indebtedness	15

	8.5	Secured Party’s Receipts	15

9	Power of Attorney		16

	9.1	Appointment of Attorney	16

	9.2	Purposes of Appointment	16

	9.3	Delegation & Substitution	16

10	Protection		16

	10.1	Protection of Third Parties	16

	10.2	Protection of Secured Party, Controller & Attorney	16

11	Saving Provisions		17

	11.1	Waiver of Notices	17

	11.2	Continuing Security	17

	11.3	No Merger of Security	18

	11.4	Exclusion of Moratorium	18

	11.5	Conflict	18

	11.6	Principal Obligations	18

	11.7	No Obligation to Marshal	18

	11.8	Increase in Financial Accommodation	19

	11.9	Variation	19

	11.10	Reinstatement of Security Interests	19

12	Third Party Provisions		19

	12.1	Unconditional Nature of Obligations	19

Vast Solar – General Security Deed

	12.2	No Challenge of Disposal	19

13	PPS Law		20

	13.1	Exclusion of Certain PPS Act Provisions	20

	13.2	Exercise of Rights by Secured Party	20

	13.3	Other Powers Not Affected	20

	13.4	Notices	20

	13.5	Registration on the PPS Register & Other Registers	20

	13.6	Details of Source	21

	13.7	Confidentiality	21

	13.8	Appointment of Nominee for Registration	21

14	General		21

	14.1	Notices	21

	14.2	Amendments & Waivers	22

	14.3	Assignment	22

	14.4	Cumulative Rights	22

	14.5	Attorneys	22

	14.6	Counterparts	23

	14.7	Authority to Fill in Blanks	23

	14.8	Prompt Performance	23

	14.9	Consent of Secured Party	23

	14.10	Remedies & Waivers	23

	14.11	Severability	24

	14.12	Partial Invalidity	24

	14.13	Governing Law & Jurisdiction	24

Vast Solar – General Security Deed

Date: 31 May 2018

Parties

1	Vast Solar Pty Ltd ACN 136 258 574 of [***] (Grantor)

2	AGCentral Pty Ltd ACN 053 901 518 of [***] (Secured Party)

The parties agree

Background

The Grantor has agreed to grant security in the Secured Property to secure the payment of the Secured Moneys on the terms set out in this deed.

1	Definitions & Interpretation

1.1	Definitions

In this deed:

accession includes accessions for the purposes of the PPS Law but is not limited to them.

Attorney means an attorney appointed under this deed.

Business Day means a day (other than a Saturday, Sunday or public holiday) on which banks are open for business in Sydney.

Control Event means:

(a)	in respect of any Secured Property that is, or would have been, a Revolving Asset:

(i)	the Grantor breaches, or attempts to breach any obligation under clause 4.1 (Restricted Dealings) or takes any step which would result in it doing so; or

(ii)	a person takes a step (including signing a notice or direction) which may result in taxes, or an amount owing to an authority, ranking ahead of the Security Interest in the Secured Property under this deed; or

(iii)	a distress is levied or a judgment, order or any Security Interest is enforced in or over the Secured Property; or

(iv)	the Secured Party notifies the Grantor that the Secured Property is not a Revolving Asset, provided that the Secured Party may notify the Grantor only if an Event of Default is continuing; or

(b)	in respect of all Secured Property that is or would have been Revolving Assets, an insolvency event occurs in respect of the Grantor.

Corporations Act means Corporations Act 2001 (Cth).

Vast Solar – General Security Deed

Distributions means any money owing now or in the future in respect of any Marketable Securities and includes a cash dividend or other monetary distribution whether of an income or capital nature.

Event of Default means the occurrence of any breach or default (however so defined) under a Finance Document.

Finance Document means:

(a)	this document;

(b)	the Loan Notes; and

(c)	any document which the Grantor and the Secured Party agree will be a Finance Document.

Loan Notes means the 28,232 convertible loan notes issued by the Grantor under the “Funding Agreement” dated 18 January 2018 between the Grantor and Twynam Agricultural Group Pty Ltd ACN 000 573 2013and transferred to the Secured Party on or about 23 June 2016.

Marketable Security means any:

(a)	marketable securities as defined in the Corporations Act;

(b)	interest in a partnership; or

(c)	unit (whatever called) or interest in a trust estate which represents a legal or beneficial interest in any of the income or assets of that trust estate and includes any options to acquire any units as described;

Mortgaged Property means:

(a)	any Marketable Securities which are at any time owned legally or beneficially by the Grantor; and

(b)	any loan or other financial indebtedness which is at any time owned legally or beneficially by the Grantor.

Other Property means, in respect of the Grantor, all of the Grantor’s Secured Property that is not Personal Property.

Personal Property means, in respect of the Grantor, all of the Grantor’s Secured Property that constitutes personal property to which the PPS Act applies.

Power means any right, power, authority, discretion or remedy conferred on the Grantor, the Secured Party, a Controller or an Attorney by this deed or any applicable law.

PPS Act means the Personal Property Securities Act 2009 (Cth).

PPS Law means the PPS Act and any associated regulations from time to time.

PPS Register means the register established under section 147 of the PPS Act.

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Revolving Asset means any Secured Property:

(a)	which is:

(i)	inventory, a negotiable instrument, machinery, plant, or equipment which is not inventory and has a value of less than A$50,000 or its equivalent

(ii)	money (including money withdrawn or transferred to a third party from an account of the Grantor with a bank or other financial institution) or an account (within the ordinary meaning of that term) with a bank or other financial institution;

(b)	in relation to which no Control Event has occurred, subject to clause 4.4 (Conversion to Revolving Assets).

Secured Moneys means all debts and monetary liabilities of the Grantor (whether alone or not) to or for the account of the Secured Party (whether alone or not) in any capacity under or in relation to any Finance Document, irrespective of whether the debts or liabilities:

(a)	are present or future;

(b)	are actual, prospective, contingent or otherwise;

(c)	are at any time ascertained or unascertained;

(d)	are owed or incurred by or for the account of the Grantor alone, or severally or jointly with any other person;

(e)	are owed to, or incurred for the account of, the Secured Party, alone, or severally or jointly with any other person;

(f)	are owed to any other person as agent (whether disclosed or not) for or on behalf of the Secured Party;

(g)	are owed or incurred as principal, interest, fees, charges, taxes, damages (whether for breach of contract, tort or incurred on any other ground), losses, costs or expenses, or on any other account;

(h)	are owed to the Secured Party because they were assigned to the Secured Party, whether or not:

(i)	the assignment was before, at the same time as, or after the date of this deed; or

(ii)	the assigned debt or liability was secured before the assignment;

(i)	would have been payable to the Secured Party but remains unpaid by reason of the Grantor being the subject of an insolvency event; or

(j)	are the subject of a right of indemnity from any trust assets in respect of which the Grantor acts as trustee,

and includes future advances.

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Secured Property means, in respect of the Grantor, all of the Grantor’s present and after-acquired property, including (without limitation) anything in respect of which the Grantor has at any time a sufficient right, interest or power to grant a Security Interest.

Security Interest means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement, notice or arrangement having a similar effect, including any “security interest” under sections 12(1) or (2) of the PPS Act but excluding anything which is a Security Interest by operation of section 12(3) of the PPS Act which does not (in either case) in substance secure payment or performance of an obligation.

1.2	PPS Law

(a)	As the context requires, the following terms when used in this deed have the meaning given to them in the PPS Act:

(i)	“account”;

(ii)	“after-acquired property”;

(iii)	“amendment demand”;

(iv)	“attaches”;

(v)	“chattel paper”;

(vi)	“commingled”;

(vii)	“financing change statement”;

(viii)	“financing statement”;

(ix)	“possession”;

(x)	“purchase money security interest”; and

(xi)	“serial number”.

(b)	The term “control” when used in this deed means control as such term is used in the PPS Act and control within its ordinary meaning.

(c)	The term “proceeds” includes proceeds for the purposes of the PPS Law but is not limited to them.

1.3	Interpretation

In this deed the following rules of interpretation apply unless the contrary intention appears:

(a)	headings are for convenience only and do not affect the interpretation of this deed;

(b)	the singular includes the plural and vice versa;

(c)	words that are gender neutral or gender specific include each gender;

(d)	where a word or phrase is given a particular meaning, other parts of speech and grammatical forms of that word or phrase have corresponding meanings;

Vast Solar – General Security Deed

(e)	the words ‘such as’, ‘including’, ‘particularly’ and similar expressions are not words of limitation;

(f)	a reference to:

(i)	a person includes a natural person, partnership, joint venture, government agency, association, corporation, trust or other body corporate;

(ii)	a thing (including but not limited to a chose in action or other right) includes a part of that thing;

(iii)	a party includes its agents, successors and permitted assigns;

(iv)	a document includes all amendments or supplements to that document;

(v)	a clause, term, party, schedule or attachment is a reference to a clause or term of, or party, schedule or attachment to this deed;

(vi)	this deed includes all schedules and attachments to it;

(vii)	a law includes a constitutional provision, treaty, decree, convention, statute, regulation, ordinance, by-law, judgment, rule of common law or equity and is a reference to that law as amended, consolidated or replaced;

(viii)	a statute includes any regulation, ordinance, by-law or other subordinate legislation under it;

(ix)	an agreement other than this deed includes an undertaking, or legally enforceable arrangement or understanding whether or not in writing; and

(x)	a monetary amount is in Australian dollars and all amounts payable under or in connection with this deed are payable in Australian dollars;

(g)	no rule of construction applies to the disadvantage of a party because that party was responsible for the preparation of this deed or any part of it;

(h)	when the day on which something must be done is not a Business Day, that thing must be done on the preceding Business Day;

(i)	in determining the time of day where relevant to this deed, the relevant time of day is:

(i)	for the purposes of giving or receiving notices, the time of day where a party receiving a notice is located; or

(ii)	for any other purpose under this deed, the time of day in the place where the party required to perform an obligation is located;

(j)	a day is the period of time commencing at midnight and ending immediately before the next midnight is to occur; and

(k)	if a period of time is calculated from a particular day, act or event (such as the giving of a notice), unless otherwise stated in this deed, it is to be calculated exclusive of that day, or the day of that act or event.

Vast Solar – General Security Deed

1.4	Consideration

The Grantor enters into this deed for valuable consideration from the Secured Party, and acknowledges receipt of that consideration.

2	Grant of Security

2.1	Security

(a)	The Grantor grants security in all of its Secured Property to the Secured Party to secure payment of the Secured Moneys.

(b)	The security granted by the Grantor operates as:

(i)	a security interest for the purposes of the PPS Law in and over all of its Personal Property, being a mortgage over all of its Mortgaged Property and a charge over all of its other Personal Property;

(ii)	a transfer by way of security over accounts and chattel paper (each as defined in the PPS Act) which are not, or cease to be Revolving Assets; and

(iii)	a floating charge over Revolving Assets and a fixed charge over the remainder of its Other Property.

2.2	Priority

(a)	The parties to this deed agree that each Security Interest granted by the Grantor under this deed takes priority over all other Security Interests of the Grantor other than any Security Interests mandatorily preferred by law.

(b)	Each Security Interest granted under this deed has the same priority in respect of all Secured Moneys, including future advances.

(c)	Nothing in this deed shall be construed as an agreement or consent by the Secured Party to subordinate the Security Interests granted under this deed in favour of any person.

2.3	Attachment

Each Security Interest in Personal Property granted under this deed attaches to the relevant Secured Property in accordance with the PPS Law and the parties to this deed confirm that they have not agreed that any Security Interests in Personal Property granted under this deed attaches at any later time.

3	Discharge of Security Interests

The Secured Party must discharge and release the Security Interests of the Grantor granted under this deed if the Secured Moneys have been fully and finally paid.

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4	Dealing with the Secured Property

4.1	Restricted Dealings

Except as expressly permitted under clause 4.2 (Permitted Dealings) or with the prior written consent of the Secured Party, the Grantor shall not:

(a)	create or allow to exist any Security Interest over any of its Secured Property except with the consent of the Secured Party;

(b)	give control of any of the Secured Property (that falls within the description in section 21 (2)(c) of the PPS Act) to any person other than to the Secured Party; or

(c)	other than in the ordinary course of business, allow any of the Secured Property to become an accession to, affixed to or commingled with, any property or asset that is not Secured Property.

4.2	Permitted Dealings

The Grantor may do any of the following in the ordinary course of the Grantor’s ordinary business:

(a)	create or allow another interest in, or dispose or part with possession of, any Secured Property which is a Revolving Asset; or

(b)	withdraw or transfer money from an account with a bank or other financial institution.

4.3	Revolving Assets

If a Control Event occurs in respect of any Secured Property then automatically:

(a)	that Secured Property is not (and immediately ceases to be) a Revolving Asset;

(b)	any floating charge over that Secured Property immediately operates as a fixed charge;

(c)	if the Secured Property is accounts or chattel paper (each as defined in the PPS Act), it is transferred to the Secured Party by way of security; and

(d)	the Grantor may no longer deal with the Secured Property under clause 4.2 (Permitted Dealings).

4.4	Conversion to Revolving Assets

If any Secured Property is not, or ceases to be, a Revolving Asset, and becomes subject to a fixed charge or transfer under this clause 4 (Dealing with the Secured Property), the Secured Party may give the Grantor a notice stating that, from a date specified in the notice, the Secured Property specified in the notice is a Revolving Asset, or becomes subject to a floating charge or is transferred back to the Grantor. This may occur any number of times.

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4.5	Notification of Certain Dealings

The Grantor shall promptly notify the Secured Party:

(a)	if it owns or possesses any personal property which must, as provided in the PPS Law, be described by serial number in a registration on the PPS Register;

(b)	if any personal property which is not Secured Property and which is the subject of a Security Interest that has attached becomes an accession to any of the Secured Property and where that personal property is a material asset of the Grantor having regard to the nature of the business and assets of the Grantor.

(c)	at least 14 days before it changes any of its details, including its name or if it becomes a trustee of a trust, or a partner in a partnership.

(d)	promptly, if:

(i)	any ABN, ARBN or ARSN allocated to the Grantor, changes, is cancelled or otherwise ceases to apply to it; or

(ii)	the Grantor does not have an ABN, ARBN or ARSN, one is allocated, or otherwise starts to apply, to it.

5	Representations, Warranties & Undertakings

5.1	Representations & Warranties

The Grantor represents and warrants to and for the benefit of the Secured Party that:

(a)	it is duly incorporated and validly existing under the laws of the place of its incorporation;

(b)	it has taken all necessary corporate action to authorise entry into, the delivery of and performance of this deed.

(c)	no insolvency event has occurred in relation to it;

(d)	It is the sole legal and beneficial owner, or is entitled to use, all material assets necessary for the conduct of its business free from any Security Interest other than as disclosed to and accepted by the Secured Party prior to the date of this deed.

(e)	no person other than the Secured Party has a Security Interest over the Secured Property which is perfected by possession or control;

(f)	none of its Secured Property is consumer property; and

5.2	Survival of Representations & Warranties

The representations and warranties in clause 5.1 (Representations & Warranties) are taken to be made by the Grantor (by reference to the facts and circumstances then existing) on the date of this deed.

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5.3	Reliance

The Grantor acknowledges that it has not entered into this deed in reliance on any representation, warranty, promise or statement of the Secured Party or of any person on behalf of the Secured Party.

5.4	Performance under the Finance Documents

(a)	The Grantor must fully and punctually pay the Secured Moneys when due and payable and perform all obligations under the Finance Documents.

(b)	The Grantor must ensure that no Event of Default occurs. Without affecting the liability of the Grantor or the Powers in any other respect, the Grantor is not liable in damages for breach of this paragraph but the Secured Party may exercise its Powers consequent upon or following that breach.

5.5	Dividends & Voting

(a)	Unless an Event of Default is continuing, the Grantor may:

(i)	receive all Distributions; and

(ii)	exercise all voting powers as it sees fit,

in respect of a Marketable Security which forms part of the Secured Property, without the need for any consent or direction from the Secured Party, and the Secured Party must not exercise any voting power in respect of that Marketable Security without the Grantor’s consent.

(b)	The Grantor must not, for so long as an Event of Default is continuing, exercise any voting powers under paragraph (a) in respect of any Marketable Security which forms part of the Secured Property in a way which adversely affects or is reasonably likely to adversely affect the value of the Secured Property.

(c)	Whilst an Event of Default is continuing, the rights of the Grantor under paragraph (a) cease and the Secured Party, a Controller or an Attorney is entitled to receive all Distributions and exercise all voting powers in respect of any Marketable Security which forms part of the Secured Property, to the exclusion of the Grantor. The Secured Party, a Controller or an Attorney is entitled to exercise its rights in respect of a Marketable Security in its absolute discretion and is not responsible for any loss as a result of a failure to act or a delay in so acting.

6	Enforcement

6.1	Enforcement

(a)	Upon the occurrence of an Event of Default that is subsisting, subject to clause 11.1 (Waiver of Notices), without the need for any demand or notice to be given to the Grantor or any other person other than a demand or notice required by law, the Secured Party may:

(i)	declare that the Secured Moneys are immediately due and payable;

(ii)	declare that the Secured Moneys are payable on demand;

Vast Solar – General Security Deed

(iii)	enforce the Security Interests of the Grantor granted under this deed; and/or

(iv)	exercise any Power or any right or power of the Grantor in relation to its Secured Property.

(b)	The Grantor agrees that on the enforcement of a Security Interest of the Grantor granted under this deed, the Grantor shall have no right to deal, for any purpose, with any of its Secured Property, other than by or through the Secured Party, a Controller or an Attorney.

6.2	Assistance in Realisation

After the Security Interests of the Grantor granted under this deed have become enforceable, the Grantor must take all action required by the Secured Party, a Controller or an Attorney to assist any of them to realise its Secured Property and exercise any Power.

6.3	Postponing or Delaying Realisation or Enforcement

The Secured Party, a Controller or an Attorney may postpone or delay the exercise of any Power for such period as the Secured Party, Controller or Attorney may in its absolute discretion decide. Any decision of the Secured Party, a Controller or an Attorney to postpone or delay the exercise of any Power does not constitute a waiver of the Event of Default that gave rise to the ability to exercise such Power.

7	Controller

7.1	Appointment of Controller

The Secured Party may:

(a)	appoint any person or any two or more persons jointly, or severally, or jointly and severally to be a receiver or a receiver and manager of the Secured Property, but only while an Event of Default is continuing;

(b)	appoint another Controller in addition to or in place of any Controller;

(c)	remove or terminate the appointment of any Controller at any time and on the removal, retirement or death of any Controller, appoint another Controller and, at any time give up, or re-take, possession of the Secured Property; and

(d)	fix the remuneration and direct payment of that remuneration and any costs, charges and expenses of a Controller out of the proceeds of any realisation of the Secured Property.

7.2	Agency of Controller

(a)	Subject to clause 7.5 (Status of Controller After Commencement of Winding Up), each Controller is the agent of the Grantor.

(b)	The Grantor is responsible for the acts, defaults and remuneration of any Controller which has been appointed in respect of its Secured Property.

Vast Solar – General Security Deed

7.3	Powers of Controller

Subject to any express exclusion by the terms of the Controller’s appointment, a Controller appointed in respect of any Secured Property has all of the rights of the Secured Party at law or this deed, in addition to any Powers conferred on the Controller by applicable law (except as specified in clause 13.1 (Exclusion of Certain PPS Act Provisions)) or otherwise, and whether or not in possession of that Secured Property or any part of it, including without limitation, the following powers:

(a)	manage, possession or control: to manage, enter into possession or assume control of that Secured Property;

(b)	lease or licence: to accept the surrender of, determine, grant or renew any lease or licence in respect of the use or occupation of any of that Secured Property:

(i)	on any terms or special conditions that the Secured Party or Controller thinks fit; and

(ii)	in conjunction with the sale, lease or licence of any other property by any person;

(c)	sale: to sell or concur in selling any of that Secured Property to any person:

(i)	by auction, private treaty or tender;

(ii)	on such terms and special conditions as the Secured Party or the Controller thinks fit;

(iii)	for cash or for a deferred payment of the purchase price, in whole or in part, with or without interest or security;

(iv)	in conjunction with the sale of any property by any other person; or

(v)	in one lot or in separate parcels;

(d)	grant options to purchase: to grant to any person an option to purchase any of the Secured Property;

(e)	acquire property: to acquire any interest in any property, in the name of, or on behalf of the Grantor, which on acquisition forms part of the Secured Property;

(f)	carry on business: to carry on or concur in carrying on any business of the Grantor in respect of that Secured Property;

(g)	borrowings and security:

(i)	to raise or borrow money, in its name or the name of, or on behalf of the Grantor, from the Secured Party or any person approved by the Secured Party in writing;

(ii)	to secure money raised or borrowed under paragraph (g)(i) by creating a Security Interest over any of that Secured Property, ranking in priority to, equal with, or after, each Security Interest granted under this deed; and

(iii)	give guarantees;

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(h)	maintain or improve Secured Property: to do anything to maintain, protect or improve any of that Secured Property including completing, repairing, erecting a new improvement on, demolishing or altering any of that Secured Property;

(i)	income and bank accounts: to do anything to maintain or obtain income or revenue from any of that Secured Property including operating any bank account which forms part of that Secured Property or opening and operating a new bank account;

(j)	access to Secured Property: to have access to any of that Secured Property, the premises at which the business of the Grantor is conducted and any of the administrative services of the Grantor;

(k)	insure Secured Property: to insure any of that Secured Property;

(l)	sever fixtures: to sever fixtures in respect of any of that Secured Property;

(m)	compromise: to make or accept any compromise or arrangement;

(n)	surrender Secured Property: to surrender or transfer any of that Secured Property to any person;

(o)	exchange Secured Property: to exchange with any person any of that Secured Property for any other property, whether of equal value or not;

(p)	employ or discharge: to employ or discharge any person as an employee, contractor, agent, professional advisor or auctioneer for any of the purposes of this deed;

(q)	delegate: to delegate to any person any Power of the Controller;

(r)	perform or enforce documents: to observe, perform, enforce, exercise or refrain from exercising any right, power, authority, discretion or remedy of the Grantor under, or otherwise obtain the benefit of:

(i)	any document, agreement or right which attaches to or forms part of that Secured Property; and

(ii)	any document or agreement entered into in exercise of any Power by the Controller;

(s)	receipts: to give effectual receipts for all money and other assets which may come into the hands of the Controller;

(t)	take proceedings: to commence, discontinue, prosecute, defend, settle or compromise in its name or on behalf of the Grantor, any proceedings including proceedings in relation to any insurance in respect of any of that Secured Property;

(u)	insolvency proceedings: to make any debtor bankrupt, wind up any company, corporation or other entity and do all things in relation to any bankruptcy or winding up which the Controller thinks necessary or desirable including attending and voting at creditors’ meetings and appointing proxies for those meetings;

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(v)	execute documents: to enter into and execute any document or agreement in the name of the Controller or the name or on behalf of the Grantor including bills of exchange, cheques or promissory notes for any of the purposes of this deed;

(w)	ability of Grantor: to do anything the Grantor could do in respect of the Secured Property;

(x)	make calls: to make calls on any member of the Grantor in respect of uncalled capital of the Grantor;

(y)	vote: to exercise any voting rights or powers in respect of any part of that Secured Property;

(z)	collect called capital: to collect or enforce payment of any called but unpaid capital of the Grantor whether or not the calls were made by the Controller;

(aa)	issue shares: to issue shares in the Grantor;

(bb)	authorisation: apply for, take up, transfer or surrender any authorisation or any variation of any authorisation;

(cc)	vary and terminate agreements: vary, rescind or terminate any document or agreement;

(dd)	Security Interests: redeem any Security Interest or acquire it and any debt secured by it;

(ee)	lend: lend money or provide financial accommodation;

(ff)	promote corporations: promote the formation of any corporation with a view to purchasing any of the Secured Property or assuming the obligations of the Grantor or otherwise;

(gg)	other outgoings: pay any outgoing or indebtedness of the Grantor or any other person; and

(hh)	incidental power: to do anything necessary or incidental to the exercise of any Power of the Controller.

7.4	Nature of Controller’s Powers

The Powers of a Controller must be construed independently and no one Power limits the generality of any other Power. Any dealing under any Power of a Controller will be on the terms and conditions as the Controller thinks fit.

7.5	Status of Controller After Commencement of Winding Up

(a)	The power to appoint a Controller under clause 7.1 (Appointment of Controller) may be exercised even if, at the time an Event of Default occurs or at the time a Controller is appointed, an order has been made or a resolution has been passed for the winding up of the Grantor in respect of whose Secured Property it has been appointed.

(b)	If, for any reason, including operation of law, a Controller:

(i)	appointed in the circumstances described in paragraph (a); or

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(ii)	appointed at any other time,

ceases to be the agent of the Grantor in respect of whose Secured Property it has been appointed as a result of an order being made or a resolution being passed for the winding up of the Grantor, then the Controller immediately becomes the agent of the Secured Party. In such case, the Controller will be the agent of the Secured Party.

7.6	Powers Exercisable by the Secured Party

(a)	Whether or not a Controller is appointed under clause 7.1 (Appointment of Controller), the Secured Party may, on or after the occurrence of an Event of Default (but only while it is continuing) and without giving notice to any person (other than any notice required by law):

(i)	exercise any Power of the Controller in addition to any Power of the Secured Party;

(ii)	enter the premises of the Grantor, seize any Personal Property and/or dispose of any Personal Property in such manner and generally on such terms and conditions as the Secured Party thinks desirable; and

(iii)	otherwise do anything that the Grantor could do in relation to its Secured Property.

(b)	The exercise of any Power by the Secured Party, a Controller or an Attorney does not, except to the extent provided by law, cause or deem the Secured Party, Controller or an Attorney:

(i)	to be a mortgagee in possession;

(ii)	to account as mortgagee in possession; or

(iii)	to be answerable for any act of omission for which a mortgagee in possession is liable.

8	Application & Receipts of Money

8.1	Order of Application

On or after the enforcement of the Security Interests granted under this deed all moneys received by the Secured Party, a Controller, an Attorney or any other person acting on their behalf under this deed must be appropriated and applied in the following order and manner:

(a)	first, in payment of all amounts which, to the extent required by law, have priority over the payments specified in the balance of this clause;

(b)	second, in payment of all costs, fees, charges and expenses (including GST) of any Controller or any Attorney appointed by a Controller incurred in or incidental to, the exercise or performance or attempted exercise of any power conferred to such Controller or Attorney pursuant to this deed; and

(c)	third, in payment to the Secured Party of the Secured Moneys owed to it under this Deed.

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For the purposes of section 14(6)(a) of the PPS Act, this clause constitutes the method of payment application agreed by the parties to this deed.

8.2	Money Actually Received

In applying any money towards satisfaction of the Secured Moneys, the Grantor is to be credited only with so much of the money which is available for that purpose (after deducting any GST or any similar tax imposed) and which is actually received by the Secured Party, a Controller or an Attorney. The credit dates from the time of receipt.

8.3	Amounts Contingently Due

(a)	If at the time of a distribution of any money under clause 8.1 (Order of Application) any part of the Secured Moneys is contingently owing to the Secured Party, the Secured Party, a Controller or an Attorney may retain an amount equal to the amount contingently owing or any part of it.

(b)	If the Secured Party, a Controller or an Attorney retains any amount under paragraph (a), it must place that amount on short term interest bearing deposit until the amount contingently owing becomes actually due and payable or otherwise ceases to be contingently owing at which time the Secured Party, Controller or Attorney must:

(i)	pay, or effect the payment of, to the Secured Party the amount which has become actually due to it; and

(ii)	unless paragraph (a) otherwise applies, apply the balance of the amount retained, together with any interest on the amount contingently owing, in accordance with clause 8.1 (Order of Application).

8.4	Secured Party’s Statement of Indebtedness

A certificate signed by any director of the Secured Party stating:

(a)	the amount of the Secured Moneys due and payable; or

(b)	the amount of the Secured Moneys, whether currently due and payable or not,

is sufficient evidence of that amount as at the date stated on the certificate, or failing that, as at the date of the certificate, unless it is manifestly incorrect or the contrary is proved.

8.5	Secured Party’s Receipts

(a)	The receipt of any director of the Secured Party for any money payable to or received by the Secured Party under this deed exonerates the payer from all liability to enquire whether any of the Secured Moneys have become payable.

(b)	Every receipt of a director of the Secured Party effectually discharges the payer from:

(i)	any future liability to pay the amount specified in the receipt; and

(ii)	being concerned to see to the application of, or being answerable or accountable for any loss or misapplication of, the amount specified in the receipt.

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9	Power of Attorney

9.1	Appointment of Attorney

In consideration of the Secured Party entering into the this deed and for other consideration received, the Grantor irrevocably appoints the Secured Party, each Controller and each Officer of the Secured Party severally as its attorney for the purposes set out in clause 9.2 (Purposes of Appointment).

9.2	Purposes of Appointment

The Attorney may, in its name or in the name of the Grantor, Secured Party or Controller, at any time after the occurrence of an Event of Default, but only while it is continuing, do any thing which is necessary or expedient to more satisfactorily secure the Secured Property.

9.3	Delegation & Substitution

The Attorney may, at any time, for any of the purposes in clause 9.2 (Purposes of Appointment), appoint or remove any substitute or delegate or sub attorney.

10	Protection

10.1	Protection of Third Parties

(a)	No person dealing with the Secured Party, a Controller or an Attorney is bound to enquire whether:

(i)	a Security Interest of the Grantor granted under this deed has become enforceable;

(ii)	the Controller or Attorney is duly appointed; or

(iii)	any Power has been properly or regularly exercised.

(b)	No person dealing with the Secured Party, a Controller or an Attorney is affected by express notice that the exercise of any Power was unnecessary or improper.

(c)	The irregular or improper exercise of any Power is, as regards the protection of any person, regarded as authorised by the Grantor and this deed, and is valid.

10.2	Protection of Secured Party, Controller & Attorney

(a)	The Secured Party, a Controller or an Attorney is not liable for any loss or damage including consequential loss or damage, arising directly or indirectly from:

(i)	the exercise, attempted exercise, non-exercise or purported exercise of any Power; or

(ii)	the neglect, default or dishonesty of any manager, Officer, employee, agent, accountant, auctioneer or solicitor of the Grantor, the Secured Party, a Controller or an Attorney.

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(b)	Paragraph (a) does not apply:

(i)	in respect of the Secured Party, to any loss or damage which arises from the fraud, gross negligence and wilful default of the Secured Party (as determined by a final non-appealable judgment of a court of competent jurisdiction); and

(ii)	in respect of a Controller or an Attorney, to any loss or damage which arises from the fraud, gross negligence and wilful default of the Controller or Attorney (as determined by a final non-appealable judgment of a court of competent jurisdiction).

11	Saving Provisions

11.1	Waiver of Notices

(a)	To the extent the law permits, the Grantor waives:

(i)	its right to receive any notice that is required by:

(A)	any provision of the PPS Act (including notice of a verification statement); or

(B)	any other law before a Secured Party, a Controller or an Attorney exercise a right, power or remedy under this deed; and

(ii)	any time period that must otherwise lapse under any law before a Secured Party, a Controller or an Attorney exercises a right, power or remedy under this deed.

(b)	If the law which requires a period of notice or a lapse of time cannot be excluded, but the law provides that the period of notice or lapse of time may be agreed, that period or lapse is one day or the minimum period the law allows to be agreed (whichever is the longer).

(c)	Nothing in this clause prohibits the Secured Party, a Controller or an Attorney from giving a notice under the PPS Act or any other law.

(d)	The Secured Party, a Controller or an Attorney is not required:

(i)	except to the extent required by law, to give notice of any Security Interests granted under this deed to any debtor or creditor of the Grantor or to any other person; or

(ii)	to obtain the consent of the Grantor to any exercise of a Power.

11.2	Continuing Security

Each Security Interest of the Grantor granted under this deed is a continuing security despite:

(a)	any settlement of account; or

(b)	the occurrence of any other thing,

Vast Solar – General Security Deed

and remains in full force and effect until the Secured Party has given a discharge and release of the Security Interest in respect of all of the Secured Property under clause 3 (Discharge of Security Interests).

11.3	No Merger of Security

(a)	Nothing in this deed merges, extinguishes, postpones, lessens or otherwise prejudicially affects any Security Interest in favour of the Secured Party.

(b)	No other Security Interest which the Secured Party has the benefit of in any way prejudicially affects any Power.

11.4	Exclusion of Moratorium

To the extent permitted by law, a provision of any legislation which directly or indirectly:

(a)	lessens or otherwise varies or affects in favour of the Grantor any obligations under this deed or the Loan Notes; or

(b)	stays, postpones or otherwise prevents or prejudicially affects the exercise by the Secured Party, a Controller or an Attorney of any Power,

is excluded from this deed and the Loan Notes and all relief and protection conferred on the Grantor by or under that legislation is also excluded.

11.5	Conflict

Where any right, power, authority, discretion or remedy of the Secured Party, a Controller or an Attorney under this deed is inconsistent with the Powers conferred by applicable law then, to the extent not prohibited by that law, those Powers conferred by applicable law are regarded as negatived or varied to the extent of the inconsistency.

11.6	Principal Obligations

Each Security Interest of the Grantor granted under this deed is:

(a)	a principal obligation and is not ancillary or collateral to any other Security Interest or other obligation; and

(b)	independent of, and unaffected by, any other Security Interest or other obligation which the Secured Party may hold at any time in respect of the Secured Moneys.

11.7	No Obligation to Marshal

Before the Secured Party enforces a Security Interest of the Grantor granted under this deed, it is not required to marshal or to enforce or apply under, or appropriate, recover or exercise:

(a)	any other Security Interest held, at any time, by the Secured Party; or

(b)	any moneys or assets which the Secured Party, at any time, holds or is entitled to receive.

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11.8	Increase in Financial Accommodation

The Secured Party may at any time increase any financial accommodation provided to the Grantor.

11.9	Variation

Without limiting any other provision, this deed covers the Secured Moneys as varied from time to time including as a result of the provision of further accommodation to the Grantor.

11.10	Reinstatement of Security Interests

(a)	Whenever a claim is made that a transaction (including a payment) in connection with the Secured Moneys is void or voidable and that claim is upheld, conceded or compromised, then:

(i)	the Secured Party immediately becomes entitled against the Grantor to all rights in respect of the Secured Moneys to which it was entitled immediately before the transaction; and

(ii)	the Grantor must immediately do or cause to be done everything the Secured Party requests to restore the Secured Party the position it held with respect to the Grantor immediately before the transaction.

(b)	The obligations under this clause 11.10 (Reinstatement of Security Interests) are continuing obligations, independent of the Grantor’s other obligations under this deed, and survive the discharge of the Security Interests granted under this deed or the termination of this deed.

12	Third Party Provisions

12.1	Unconditional Nature of Obligations

(a)	The Security Interests of the Grantor granted under this deed are absolute, binding and unconditional in all circumstances.

(b)	The Security Interests of the Grantor granted under this deed are not released or discharged or otherwise affected by anything which but for this provision might have that effect.

12.2	No Challenge of Disposal

The Grantor agrees that if the Secured Party, a Controller or an Attorney disposes of the Secured Property, the Grantor will not challenge the acquirer’s right to the Secured Property and will not seek to reclaim that property or asset.

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13	PPS Law

13.1	Exclusion of Certain PPS Act Provisions

Without limiting clause 6 (Enforcement), to the extent the law permits:

(a)	for the purpose of section 115(1) and 115(7) of the PPS Act:

(i)	the Secured Party need not comply with sections 95, 118, 121(4), 125, 130, 132(3)(d) or 132(4) of the PPS Act; and

(ii)	section 143 of the PPS Act is excluded;

(b)	for the purpose of section 115(7) of the PPS Act, the Secured Party need not comply with sections 132 and 137(3) of the PPS Act;

(c)	if the PPS Act is amended after the date of this deed to permit the Grantor and the Secured Party to agree to not comply with or to exclude other provisions of the PPS Act, the Secured Party will notify the Grantor that any of these provisions are excluded, or that the Secured Party need not comply with any of these provisions as notified to the grantor by the Secured Party; and

(d)	the Grantor agrees not to exercise its rights to make any request of the Secured Party under section 275 of the PPS Act, to authorise the disclosure of any information under that section or to waive any duty of confidence that would otherwise permit non-disclosure under that section.

13.2	Exercise of Rights by Secured Party

If the Secured Party exercises a Power in connection with this deed, that exercise is taken not to be an exercise of a Power under the PPS Act unless the Secured Party states otherwise at the time of exercise. However, this clause does not apply to a right, Power or remedy which can only be exercised under the PPS Act.

13.3	Other Powers Not Affected

Where a Secured Party, Controller or an Attorney has Powers in addition to, or existing separately from, those in Chapter 4 of the PPS Act, those Powers will continue to apply and are not limited or excluded (or otherwise adversely affected) by the PPS Act. This is despite clause 13.1 (Exclusion of Certain PPS Act Provisions).

13.4	Notices

Despite clause 13.1 (Exclusion of Certain PPS Act Provisions), notices or documents required or permitted to be given to the Secured Party for the purposes of the PPS Law must be given in accordance with the PPS Law.

13.5	Registration on the PPS Register & Other Registers

(a)	The Grantor consents to the Secured Party effecting a registration on the PPS Register (in any manner the Secured Party considers appropriate, including as a purchase money security interest), or giving any notification, in relation to any Security Interests granted under or in connection with this deed. The Grantor agrees not to make any amendment demand.

Vast Solar – General Security Deed

(b)	Without limiting paragraph (a), the Grantor consents to the Secured Party, in any relevant jurisdiction, effecting any other registration or making any other filing as the Secured Party considers necessary or appropriate in connection with this deed and the Security Interests created or arising under this deed.

13.6	Details of Source

The Grantor agrees, if requested by the Secured Party, to promptly provide to the Secured Party a certified copy of each source or source document necessary (in the Secured Party’s opinion), for the purposes of the regulations made at any time under the PPS Law, to verify the information set out in this deed or otherwise provided to the Secured Party under this deed.

13.7	Confidentiality

To the extent permitted by section 275 of the PPS Act, the parties to this deed agree to keep all information of the kind mentioned in section 275(1) of the PPS Act confidential and not to disclose that information to any other person.

13.8	Appointment of Nominee for Registration

For the purposes of section 153 of the PPS Act, the Secured Party appoints the Grantor as its nominee, and authorises the Grantor to act on its behalf, in connection with a registration under the PPS Act of any security interest in favour of the Grantor which is:

(a)	evidenced or created by chattel paper;

(b)	perfected by registration under the PPS Act; and

(c)	transferred to the Secured Party under this deed.

This authority ceases when the registration is transferred to the Secured Party.

14	General

14.1	Notices

(a)	A notice, consent or other communication under this deed is only effective if it is in writing, signed by or on behalf of the party giving it and it is received in full and legible form at the addressee’s address. It is regarded as received on the day it is actually received, but if it is received on a day that is not a Business Day or after 5.00 pm on a Business Day it is regarded as received on the following Business Day.

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(b)	For the purposes of this clause, a party’s address set out below, unless the party has notified a changed address in which case the notice, consent, approval or other communication must be to that address:

Grantor

Address:	[***] [***] [***]

Attention:	Christina Hall
Position:	Company Secretary

Secured Party

Address:	[***] [***] [***]

Attention: Position:	Colin Sussman Chief Financial Officer

(c)	If a party changes address and fails to notify the other party of this change and the new address, delivery of notices to that party at that new address is deemed compliant with the notice obligations under this clause.

(d)	If an individual named in paragraph (b) above ceases to work in the role specified or ceases to work for a party and that party fails to notify the other party of an alternative individual, delivery of notices marked to the attention of an individual in the same or equivalent role at that party is deemed compliant with the notice obligations under this clause.

14.2	Amendments & Waivers

No amendment or waiver of any provision of this deed is effective unless the parties agree to such amendment or waiver in writing and such amendment or waiver is delivered to the other party in accordance with this deed.

14.3	Assignment

Neither party may assign or novate any of its rights and obligations under this deed without the prior written consent of the other party.

14.4	Cumulative Rights

Except as expressly provided in this deed, the rights of the Secured Party, a Controller and an Attorney under this deed are in addition to and do not exclude or limit any other rights or remedies provided by law and where a Secured Party, Controller or an Attorney has Powers in addition to, or existing separately from, those in Chapter 4 of the PPS Act, those Powers will continue to apply and are not limited or excluded (or otherwise adversely affected) by the PPS Act.

14.5	Attorneys

Each of the attorneys executing this deed states that the attorney has no notice of the revocation or suspension of the power of attorney appointing that attorney.

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14.6	Counterparts

(a)	This deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this deed. Without limiting the foregoing, if the signatures on behalf of one party are on different counterparts, this shall be taken to be, and have the same effect as, signatures on the same counterpart and on a single copy of this deed.

(b)	This deed binds each person who signs it as Grantor even if another signatory does not sign it or is otherwise not bound by this deed.

14.7	Authority to Fill in Blanks

The Grantor agrees that:

(a)	the Secured Party may complete and fill in any blanks in this deed or a document connected with the registration or stamping of this deed (such as Corporations Act forms and PPS Act forms (including financing statements and financing change statements)); and

(b)	at any time after a Security Interest of the Grantor created under this deed has become enforceable, the Secured Party, a Controller, Attorney or any Officer of the Secured Party may complete, in favour of the Secured Party, any appointee of the Secured Party or any purchaser, any instrument or transfer executed in blank by or on behalf of the Grantor and deposited with the Secured Party under this deed.

14.8	Prompt Performance

(a)	If this deed specifies when the Grantor agrees to perform an obligation, the Grantor agrees to perform it by the time specified. The Grantor agrees to perform all other obligations promptly.

(b)	Time is of the essence in this deed in respect of an obligation to pay money.

14.9	Consent of Secured Party

(a)	Whenever the doing of anything by the Grantor is dependent upon the consent of the Secured Party, a Controller or an Attorney, the Secured Party, Controller or Attorney may withhold its consent or give it conditionally or unconditionally in its absolute discretion.

(b)	Any conditions imposed on the Grantor under paragraph (a) must be complied with by the Grantor.

14.10	Remedies & Waivers

No failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right or remedy under this deed shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in this deed are cumulative and not exclusive of any rights or remedies provided by law.

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14.11	Severability

Any term of this deed which is wholly or partially void or unenforceable is severed to the extent that it is void or unenforceable. The validity or enforceability of the remainder of this deed is not affected.

14.12	Partial Invalidity

(a)	Any term of this deed which is wholly or partially void or unenforceable is severed to the extent that it is void or unenforceable. The validity or enforceability of the remainder of this deed is not affected.

(b)	If, at any time, any provision of this deed is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

14.13	Governing Law & Jurisdiction

(a)	This deed is governed by the laws of New South Wales.

(b)	The Grantor irrevocably submits to the non-exclusive jurisdiction of the courts of New South Wales.

(c)	The Grantor irrevocably waives any objection to the venue of any legal process on the basis that the process has been brought in an inconvenient forum.

(d)	The Grantor irrevocably waives any immunity in respect of its obligations under this deed that it may acquire from the jurisdiction of any court or any legal process for any reason including the service of notice, attachment before judgment, attachment in aid of execution or execution.

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Execution

Executed as a deed.

Grantor

Signed, sealed and delivered by Vast Solar Pty. Ltd.

in accordance with section 127 of the Corporations Act 2001 (Cth) by:

/s/ Craig Wood	/s/Christina Hall
Signature of director	Signature of secretary

Craig Wood	Christina Hall
Name of director (print)	Name of secretary

Secured Party

Signed, sealed and delivered by AGCentral Pty Ltd in accordance with section 127 of the Corporations Act 2001 (Cth) by:

/s/ John I. Kahlbetzer	Colin R. Sussman
Signature of director	Signature of director/secretary

John I. Kahlbetzer	/s/ Colin R. Sussman
Name of director (print)	Name of director/secretary

Vast Solar – General Security Deed	Execution